UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2021

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CUSTOMERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

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Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Reading Avenue West Reading PA 19611
(Address of principal executive offices, including zip code)

(610) 933-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C, par value $1.00 per share	CUBI/PC	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, par value $1.00 per share	CUBI/PD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share	CUBI/PE	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 3, 2021, Customers Bancorp, Inc. (the “Company”) filed a preliminary prospectus supplement in connection with an underwritten public offering of the Company’s Fixed-to-Floating Rate Senior Notes due 2031 (the “Notes”). A copy of the investor presentation being used in connection with the offering of the Notes is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The offering of the Notes is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-239305) previously filed by the Company with the Securities and Exchange Commission. Any offer or sale of the Notes will be made only by means of a prospectus supplement relating to the offering and the accompanying prospectus.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated August 3, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSTOMERS BANCORP, INC. By: /s/ Carla A. Leibold Name: Carla A. Leibold Title: Executive Vice President - Chief Financial Officer

Date: August 3, 2021